Securities (Parenthetical) - Gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position (Details 2) - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Maximum
Available For Sale And Held To Maturity Securities Unrealized Loss Position [Line Items]
Aggregate unrealized loss	$ 500	$ 500